SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                 FORM 8-K
                              CURRENT REPORT.



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported): October 11, 1996
    --------------------------------------------------------------------
                                                     (October 11, 1996)



                         Ames Department Stores, Inc.
         ----------------------------------------------------
            (Exact Name of Registrant As Specified In Charter)



                                  Delaware
              ----------------------------------------------
              (State Or Other Jurisdiction Of Incorporation)



              1-5380                                 04-2269444
    ------------------------              ---------------------------------
    (Commission File Number)              (IRS Employer Identification No.)



    2418 Main Street; Rocky Hill, Connecticut               06067-0801
    -----------------------------------------               ----------
    (Address Of Principal Executive Offices)                (Zip Code)



                               (860) 257-2000
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)



                               Not Applicable
      --------------------------------------------------------------
      (Former Name Or Former Address, If Changed Since Last Report)




                       Exhibit Index on Page 4


                   Page 1 of 7 (Including Exhibits)



Item 5:   OTHER EVENTS

             Beginning on October 11, 1996, the Company will distribute, to certain of its banks and other lenders, principal
	  trade vendors and factors, summaries of its unaudited financial results for the five and thirty-five weeks ended September 28, 1996. These monthly and year-to-date results (collectively, the "monthly results") are attached hereto as Exhibit 20 and are incorporated by reference herein.

             Sales for the five weeks ended September 28, 1996 were $2.6 million above the projections contained in the Form 8-K dated June 11, 1996 (the "Plan"). EBITDA was $0.7 million better than Plan
	  and $2.3 million better than last year. The EBITDA results for the five weeks reflected a higher-than-planned gross margin.

             Sales for the thirty-five weeks ended September 28, 1996 were $16.3 million below Plan primarily due to lower-than-planned sales in apparel. EBITDA was $7.4 million better than Plan and $15.2 million better than last year. The EBITDA variance from Plan for the thirty-five weeks was due primarily to lower-than-planned expenses and a higher-than-planned gross margin.

             As of September 28, 1996, merchandise inventories were $10.8 million below Plan. Trade payables were $0.8 million below Plan. Borrowings under the Company's revolving line of credit were $20.9 million below Plan.

             The Company is distributing the monthly results to its banks and other lenders, principal trade vendors and factors to
	  facilitate their credit analyses. The summary results should not be relied upon for any other purpose and should be read in conjunction with the Company's Form 10-K for the fiscal year ended January 27, 1996, the Company's Form 10-Q for the first and second quarters ended April 27, 1996 and July 27, 1996, respectively, and the Company's Form 8-K dated June 11, 1996. The monthly results are being reported publicly solely because they are being distributed to a large number of the Company's vendors for purposes of their credit analyses.

            Although the Company has continued to make its monthly results public, the Company does not believe it is obligated to provide
	  such information indefinitely, other than as required by applicable regulations, and the Company may cease making such disclosures and updates at any time. The monthly results were not examined, reviewed or compiled by the Company's independent public accountants. Moreover, the Company does not believe that it is obligated to update the monthly results to reflect subsequent events or developments. The reported monthly results are subject to future adjustments, if any, that could materially affect such results. However, in the opinion of the Company, the monthly results contain all adjustments (consisting of normal recurring adjustments) necessary for a fair statement of the results for the periods presented.



Item 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS


          Exhibit: 20    Unaudited Financial Summary Results for the Five
                         and Thirty-five Weeks Ended September 28, 1996

                       INDEX TO EXHIBITS
			                    -----------------



     Exhibit No.         Exhibit                                Page No.
     -----------		       -------			                             --------


         20           Unaudited Financial Summary Results             6
                      for the Five and Thirty-five Weeks
                      Ended September 28, 1996.

                              SIGNATURES
                     			      ----------


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      AMES DEPARTMENT STORES, INC.
                                   ----------------------------------
                                              Registrant





Dated:  October 10, 1996            By:  /s/ Joseph R. Ettore
                                        -----------------------------
                                        Joseph R. Ettore
                                        President, Director, and
                                        Chief Executive Officer




Dated:  October 10, 1996            By:  /s/ John F. Burtelow
                                        -----------------------------
                                        John F. Burtelow
                                        Executive Vice President,
                                        Chief Financial Officer




Dated:  October 10, 1996             By: /s/ Gregory D. Lambert
                                         ----------------------------
                                         Gregory D. Lambert
                                         Senior Vice President, Finance